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EX-10.3

                                                                    Exhibit 10.3


                                 TERADYNE, INC.

                  AMENDMENT TO 1991 EMPLOYEE STOCK OPTION PLAN

                                  March 9, 2001


     The Teradyne, Inc. 1991 Employee Stock Option Plan (the "Plan") is hereby amended as follows:

1. The first sentence of Section 15 is hereby deleted in its entirety and replaced with the following:

     "This Plan was adopted by the Board and effective on March 13, 1991, and shall expire on the end of the day on the date twenty years following the date of effectiveness (except as to Options outstanding on that date)."

     In all other respects the Plan is hereby affirmed and shall remain in full force and effect.

                  [Remainder of Page Left Blank Intentionally]

                                             TERADYNE, INC.

                                              /s/ James. W. Bagley
                                              --------------------------------
                                              James W. Bagley

                                              /s/ Dwight H. Hibbard
                                              --------------------------------
                                              Dwight H. Hibbard

                                              /s/ Roy A. Vallee
                                              --------------------------------
                                              Roy A. Vallee

                                              /s/ Patricia S. Wolpert
                                              --------------------------------
                                              Patricia S. Wolpert